UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2020

Tailored Brands, Inc.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-16097 (Commission File Number)	47-4908760 (IRS Employer Identification No.)

6380 Rogerdale Road Houston, Texas (Address of principal executive offices)	77072 (Zip Code)

281-776-7000
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	TLRD	New York Stock Exchange
Preferred Stock Purchase Rights	TLRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

* On August 2, 2020 Tailored Brands, Inc. was notified by the Staff of NYSE Regulation, Inc. that it had determined to commence proceedings to delist the common stock and preferred stock purchase rights of Tailored Brands, Inc. from the New York Stock Exchange.

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth below in Item 1.03 in this Current Report on Form 8-K under the captions “Restructuring Support Agreement” and “Debtor-in-Possession Commitment Letter” is hereby incorporated by reference in this Item 1.01.

Item 1.03	Bankruptcy or Receivership.

Voluntary Petition for Reorganization

On August 2, 2020 (the “Petition Date”), Tailored Brands, Inc. (the “Company”) and certain of its subsidiaries (together with the Company, the “Debtors”) commenced voluntary cases (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). The Bankruptcy Court has granted a motion seeking joint administration of the Chapter 11 Cases under the caption In re: Tailored Brands, Inc., et al., Case No. 20-33900 (MI). The Debtors will continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court. To ensure their ability to continue operating in the ordinary course of business, the Debtors have filed with the Bankruptcy Court motions seeking a variety of “first day” relief, including authority to access cash collateral and debtor-in-possession financing, pay employee wages and benefits, honor customer programs and pay vendors and suppliers in the ordinary course for all goods and services provided after the Petition Date.

Restructuring Support Agreement

On August 2, 2020, the Company and certain of its subsidiaries and affiliates (together with the Company, the “Company Parties”) entered into a Restructuring Support Agreement (together with all exhibits and schedules thereto, the “RSA”) with members of an ad hoc group of lenders (the “Consenting Term Loan Lenders”) under the Term Loan Credit Agreement, dated as of June 18, 2014 (as amended, supplemented or otherwise modified from time to time, the “Term Loan Credit Agreement”), by and among, The Men’s Wearhouse, Inc., (“Men’s Wearhouse”), as borrower, certain of the Company Parties, as guarantors, Wilmington Savings Fund Society FSB (as successor to JPMorgan Chase Bank, N.A.), as administrative agent, and the lenders from time to time party thereto. In the aggregate, the Consenting Term Loan Lenders hold over 75 percent of the Debtor’s first lien debt. Capitalized terms used but not otherwise defined in this “Restructuring Support Agreement” section of this Current Report on Form 8-K have the meanings given to them in the RSA.

The RSA contemplates a restructuring process that will establish a financially sustainable operating company (“Reorganized Tailored”). The contemplated restructuring process includes (i) the commencement by the Debtors of voluntary cases under chapter 11 of the Bankruptcy Code, (ii) the acquisition of the DIP ABL Facility (as defined below) from the Debtors’ current ABL lenders, (iii) the Consenting Term Loan Lenders agreeing to compromise their prepetition claims in exchange for, among other things, exit debt and 100% of the new common stock of Reorganized Tailored; (iv) the Consenting Term Loan Lenders agreeing to the consensual use of cash collateral; and (v) the implementation of exit financing for Reorganized Tailored (which is described below), each on the terms set forth in the RSA.

The RSA contains various milestones, including the following: (a) within 5 days of the Petition Date, the Bankruptcy Court shall have entered an interim order approving the DIP ABL Facility and the Debtors’ use of the Cash Collateral, (b) within 10 business days of the Petition Date, the Debtors shall have filed a motion with the Bankruptcy Court requesting an extension of the time within which the Debtors may assume or reject leases of nonresidential real property under section 365(d)(4) of the Bankruptcy Code to 210 days following the Petition Date (the “365(d)(4) Motion”), (c) within 10 days of the Petition Date, the Debtors shall have filed a motion seeking to implement procedures for store closings, (d) within 14 days of the Petition Date, the Debtors shall have delivered a lease optimization plan and real estate plan in form and substance reasonably acceptable to the Required Consenting Term Loan Lenders, (e) within 15 days of the Petition Date, the Debtors shall have filed the Plan and related disclosure statement (the “Disclosure Statement”) with the Bankruptcy Court, on terms consistent with the Restructuring Term Sheet, (f) within 40 days of the Petition Date, the Bankruptcy Court shall have entered a final order approving the DIP ABL Facility and the Debtors’ use of the Cash Collateral (the “Final DIP Order”), (g) within 50 days of the Petition Date, the Bankruptcy Court shall have entered an order approving the 365(d)(4) Motion, (h) the Debtors shall have provided the outcome of a lease optimization plan in form and substance reasonably acceptable to the Required Consenting Term Loan Lenders prior to the hearing to consider approval of the Disclosure Statement, (i) within 70 days of the Petition Date, the Bankruptcy Court shall have entered an order approving the Disclosure Statement, (j) within 105 days of the Petition Date, the Bankruptcy Court shall have entered an order approving the Plan and (k) within 120 days of the Petition Date, the Plan Effective Date shall have occurred.

The RSA also provides that the RSA may be terminated by the Required Consenting Term Loan Lenders or the Company Parties upon the occurrence of certain events set forth therein.

Although the Company Parties intend to pursue the restructuring contemplated by the RSA, there can be no assurance that the Company Parties will be successful in completing a restructuring or any other similar transaction on the terms set forth in the RSA or at all.

The foregoing description of the RSA is not complete and is qualified in its entirety by reference to the RSA, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is hereby incorporated by reference in this Item 1.03.

Debtor-in-Possession Commitment Letter

On August 2, 2020, prior to commencement of the Chapter 11 Cases, the Company, Men’s Wearhouse and Moores The Suit People Corp. (“MTSP”) entered into a commitment letter (together with all exhibits and schedules thereto, the “Commitment Letter”) with the parties listed on the signature pages thereto (the “Commitment Parties”), pursuant to which, and subject to the satisfaction of the applicable conditions precedent contained therein, including the entry by the Bankruptcy Court of the Interim Order (as defined in the “Form DIP Credit Agreement” attached as Exhibit A to the Commitment Letter), the Commitment Parties committed to provide to the Company a superpriority secured debtor-in-possession credit facility in the aggregate principal amount of $500,000,000 under Sections 364(c) and 364(d) of the Bankruptcy Code (the “DIP ABL Facility”). The DIP ABL Facility is expected to include conditions precedent, representations and warranties, affirmative and negative covenants and events of default customary for financings of this type and size. The proceeds of all or a portion of the proposed DIP ABL Facility may be used by the Debtors (i) to pay certain costs, fees and expenses related to the Chapter 11 Cases and to repay the Company’s Existing ABL Facility (as defined below) and (ii)  for working capital, capital expenditures, letters of credit and other lawful corporate purposes of the Company and its subsidiaries (including payment of certain fees and expenses of professionals retailed by the Company and its subsidiaries subject to the Carve-Out (as defined in the “Form DIP Credit Agreement” attached as Exhibit A to the Commitment Letter) and for certain other prepetition and pre-filing expenses that are approved by the Court and permitted by the Approved Budget), in all cases subject to the terms of the Form DIP Credit Agreement and applicable orders of the Bankruptcy Court. The Debtors intend to use cash on hand and cash from the results of operations to fund the working capital needs of the business prior to the entry of the Interim Order (as defined in the Form DIP Credit Agreement).

The DIP ABL Facility will be guaranteed on a joint and several basis by the Company, Men’s Warehouse, MTSP and the other loan parties from time to time party thereto. The DIP ABL Facility will mature, subject to the satisfaction of certain conditions, on the earliest of (i) six months after the Effective Date, (ii) the date of the substantial consummation (as defined in Section 1101(2) of the Bankruptcy Code) of an acceptable plan of reorganization, (iii) the date the Bankruptcy Court converts any of the Chapter 11 Cases to a Chapter 7 case, (iv) the date the Bankruptcy Court dismisses any of the Chapter 11 Cases, (v) the date on which the loan parties consummate a sale of all or substantially all of the assets of the loan parties pursuant to section 363 of the Bankruptcy Code or otherwise, and (vi) such earlier date on which the loans shall become due and payable by acceleration or otherwise in accordance with their terms and the other loan documents related thereto.

The DIP ABL Facility will convert, subject to the satisfaction of the applicable conditions precedent set forth in the section titled “Conditions Precedent to the Conversion Date” in the “Exit Facility Term Sheet” attached to the Form DIP Credit Agreement, to a senior secured, asset based revolving credit facility on the Conversion Date (as defined in Form DIP Credit Agreement) (the “Exit Revolving Facility”), which terms and conditions will be memorialized in a credit agreement that will govern the Exit Revolving Facility substantially on the terms set forth in the Exit Facility Term Sheet.

The foregoing description of the proposed DIP ABL Facility, the Commitment Letter, the Form DIP Credit Agreement and the Exit Facility Term Sheet does not purport to be complete and is qualified in its entirety by reference to the Commitment Letter, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.2 and is hereby incorporated by reference in this Item 1.03, to the Form DIP Credit Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.3 and is hereby incorporated by reference in this Item 1.03 and the Exit Facility Term Sheet, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.4 and is hereby incorporated by reference in this Item 1.03.

Item 2.04	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The filing of the Chapter 11 Cases constitutes an event of default that accelerated obligations under the following debt instruments and agreements (the “Debt Instruments”):

•	Indenture, dated as of June 18, 2014 (as amended, supplemented or otherwise modified from time to time), by and among Men’s Wearhouse, the guarantors party thereto and the Bank of New York Mellon Trust Company, N.A., as trustee;

•	Term Credit Agreement, dated as of June 18, 2014 (as amended from time to time), by and among Men’s Wearhouse, the lenders party thereto and Wilmington Savings Fund Society FSB (as successor to JPMorgan Chase Bank, N.A.), as administrative agent;

•	Guarantee and Collateral Agreement, dated as of June 18, 2014 (as amended from time to time), by and among Men’s Wearhouse, the other loan parties from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent; and

•	Credit Agreement, dated as of June 18, 2014 (as amended from time to time), by and among the Company, Men’s Wearhouse, each of the other U.S. subsidiary borrowers from time to time party thereto, MTSP, the Canadian guarantors from time to time party thereto, the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and JPMorgan Chase Bank, N.A. Toronto Branch, as Canadian administrative agent (the “Existing ABL Facility”).

The Debt Instruments provide that, as a result of the Chapter 11 Cases, the principal and interest due thereunder shall be immediately due and payable. Any efforts to enforce such payment obligations under the Debt Instruments are automatically stayed as a result of the Chapter 11 Cases, and the creditors’ rights of enforcement in respect of the Debt Instruments are subject to the applicable provisions of the Bankruptcy Code.

Item 7.01	Regulation FD Disclosure.

Press Release

In connection with the filing of the Chapter 11 Cases, the Company issued a press release on August 2, 2020, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1.

Cleansing Material

Prior to the filing of the Chapter 11 Cases, the Company entered into confidentiality agreements (collectively, the “NDAs”) with the Consenting Term Loan Lenders and certain other creditors. Pursuant to the NDAs, the Company agreed to publicly disclose certain information (the “Cleansing Material”) upon the occurrence of certain events set forth in the NDAs. A copy of the Cleansing Material is attached to this Current Report on Form 8-K as Exhibit 99.2. The Cleansing Material was prepared by the Company solely to facilitate a discussion with the parties to the NDAs and was not prepared with a view toward public disclosure and should not be relied upon to make an investment decision with respect to the Company. The Cleansing Material should not be regarded as an indication that the Company Parties or any third party consider the Cleansing Material to be a reliable prediction of future events, and the Cleansing Material should not be relied upon as such. The Cleansing Material includes certain values for illustrative purposes only and such values are not the result of, and do not represent, actual valuations, estimates, forecasts or projections of the Company Parties or any third party and should not be relied upon as such. Neither the Company Parties nor any third party has made or makes any representation to any person regarding the accuracy of any Cleansing Material or undertakes any obligation to publicly update the Cleansing Material to reflect circumstances existing after the date when the Cleansing Material was prepared or conveyed or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the Cleansing Material are shown to be in error.

The information disclosed in this Item 7.01, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such a filing.

Cautionary Statement Regarding Forward-Looking Information

The Company has included statements in this Current Report on Form 8-K that may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, words such as “expects,” “anticipates,” “envisions,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “guidance,” “may,” “projections,” and “business outlook,” variations of such words and similar expressions are intended to identify such forward-looking statements. The forward-looking statements are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Any forward-looking statements that we make herein are not guarantees of future performance and actual results may differ materially from those in such forward-looking statements as a result of various factors. Factors that might cause or contribute to such differences include, but are not limited to: risks attendant to the bankruptcy process, including the Company’s ability to obtain court approval from the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Cases, including with respect to any proposed debtor-in-possession financing; the ability of the Company to negotiate, develop, confirm and consummate a plan of reorganization; the effects of the Chapter 11 Cases, including increased legal and other professional costs necessary to execute the Company’s reorganization, on the Company’s liquidity (including the availability of operating capital during the pendency of the Chapter 11 Cases), results of operations or business prospects; the effects of the Chapter 11 Cases on the interests of various constituents; the length of time that the Company will operate under Chapter 11 protection; risks associated with third-party motions in the Chapter 11 Cases; Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general; conditions to which any debtor-in-possession financing is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside the Company’s control; the effects of the COVID-19 pandemic and uncertainties about its depth and duration, including the health and well-being of our employees and customers, temporary store closures, increases in the unemployment rate, furlough or temporary layoffs of our employees, our ability to increase our liquidity and preserve financial flexibility, and social distancing measures or changes in consumer spending behaviors; actions or inactions by governmental entities; domestic and international macro-economic conditions; inflation or deflation; the loss of, or changes in, key employees; success, or lack thereof, in formulating or executing our internal strategies and operating plans including new store and new market expansion plans; cost reduction initiatives and revenue enhancement strategies; changes to our capital allocation policy; changes in demand for our retail clothing or rental products, including changes in apparel trends and changing consumer preferences; market trends in the retail or rental business; customer confidence and spending patterns; changes in traffic trends in our stores; customer acceptance of our merchandise strategies, including custom clothing; performance issues with key suppliers; disruptions in our supply chain; severe weather; regional or national civil unrest or acts of civil disobedience; public health crises, including the recent coronavirus outbreak; foreign currency fluctuations; government export and import policies, including the enactment of duties or tariffs; advertising or marketing activities of competitors; the impact of cybersecurity threats or data breaches; legal proceedings and the impact of climate change.

Forward-looking statements are intended to convey the Company’s expectations about the future, and speak only as of the date they are made. We undertake no obligation to publicly update or revise any forward-looking statements that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by applicable law. However, any further disclosures made on related subjects in our subsequent reports on Forms 10-K, 10-Q and 8-K should be consulted. This discussion is provided as permitted by the Private Securities Litigation Reform Act of 1995, and all written or oral forward-looking statements that are made by or attributable to us are expressly qualified in their entirety by the cautionary statements contained or referenced in this section.

Item 9.01	Financial Statements and Exhibits.

(d)
	Exhibit 10.1	Restructuring Support Agreement
	Exhibit 10.2	Debtor-in-Possession Commitment Letter
	Exhibit 10.3	Form DIP Credit Agreement
	Exhibit 10.4	Exit Facility Term Sheet
	Exhibit 99.1	Tailored Brands, Inc. Press Release issued August 2, 2020
	Exhibit 99.2	Cleansing Material
	Exhibit 104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2020

TAILORED BRANDS, INC.

By:	/s/ John Vazquez
Name:	John Vazquez
Title:	Vice President, Chief Accounting Officer and Treasurer